Exhibit 99.1

            DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
                                JANUARY 27, 2003



                      RATED
                      WATER
    RIG NAME          DEPTH         DESIGN                  LOCATION           STATUS            OPERATOR
-----------------------------------------------------------------------------------------------------------------
Ocean Crusader         200'      Mat Cantilever               GOM            Contracted      Westport Resources
-----------------------------------------------------------------------------------------------------------------
Ocean Drake            200'      Mat Cantilever               GOM            Contracted         ChevronTexaco
-----------------------------------------------------------------------------------------------------------------
Ocean Champion         250'      Mat Slot                     GOM            Cold Stacked             -
-----------------------------------------------------------------------------------------------------------------
Ocean Columbia         250'      Independent Leg Cantilever   GOM               Idle                  -
-----------------------------------------------------------------------------------------------------------------
Ocean Sovereign        250'      Independent Leg Cantilever   Indonesia      Shipyard                 -
-----------------------------------------------------------------------------------------------------------------
Ocean Heritage         300'      Independent Leg Cantilever   Indonesia      Contracted             CNOOC
-----------------------------------------------------------------------------------------------------------------
Ocean Spartan          300'      Independent Leg Cantilever   GOM               Idle                  -
-----------------------------------------------------------------------------------------------------------------
Ocean Spur             300'      Independent Leg Cantilever   GOM            Contracted            Mariner
-----------------------------------------------------------------------------------------------------------------
Ocean King             300'      Independent Leg Cantilever   GOM            Contracted          BP America
-----------------------------------------------------------------------------------------------------------------
Ocean Nugget           300'      Independent Leg Cantilever   GOM            Contracted        Pogo Producing
-----------------------------------------------------------------------------------------------------------------
Ocean Summit           300'      Independent Leg Cantilever   GOM            Contracted         ChevronTexaco
-----------------------------------------------------------------------------------------------------------------
Ocean Warwick          300'      Independent Leg Cantilever   GOM            Contracted          BP America
-----------------------------------------------------------------------------------------------------------------
Ocean Titan            350'      Independent Leg Slot         GOM            Contracted       Walter Oil & Gas
-----------------------------------------------------------------------------------------------------------------
Ocean Tower            350'      Independent Leg Cantilever   GOM            Shipyard for             -
                                                                         cantilever upgrade
-----------------------------------------------------------------------------------------------------------------
Ocean Liberator        600'      Aker H-3                  S. Africa        Cold Stacked              -
-----------------------------------------------------------------------------------------------------------------
Ocean Century          800'      Korkut                       GOM           Cold Stacked              -
-----------------------------------------------------------------------------------------------------------------
Ocean Ambassador       1,100'    Bethlehem SS-2000            GOM            Contracted       Walter Oil & Gas
-----------------------------------------------------------------------------------------------------------------
Ocean Nomad            1,200'    Aker H-3                  North Sea         Contracted             Agip
-----------------------------------------------------------------------------------------------------------------
Ocean New Era          1,500'    Korkut                       GOM           Cold Stacked              -
-----------------------------------------------------------------------------------------------------------------



                                       1

                      RATED
                      WATER
    RIG NAME          DEPTH         DESIGN                  LOCATION           STATUS            OPERATOR
-----------------------------------------------------------------------------------------------------------------
Ocean Bounty           1,500'    Victory Class            New Zealand        Contracted          Transworld
-----------------------------------------------------------------------------------------------------------------
Ocean Guardian         1,500'    Earl & Wright Sedco      North Sea          Shipyard                 -
                                 711 Series
-----------------------------------------------------------------------------------------------------------------
Ocean Princess         1,500'    Aker H-3                  North Sea          Shipyard                -
-----------------------------------------------------------------------------------------------------------------
Ocean Whittington      1,500'    Aker H-3                    Ghana              Idle                  -
-----------------------------------------------------------------------------------------------------------------
Ocean Vanguard         1,500'    Bingo 3000                North Sea         Contracted          Norsk Hydro
-----------------------------------------------------------------------------------------------------------------
Ocean Epoch            1,640'    Korkut                    Australia         Contracted           Magellan
-----------------------------------------------------------------------------------------------------------------
Ocean General          1,640'    Korkut                     Vietnam          Contracted         PetroVietnam
-----------------------------------------------------------------------------------------------------------------
Ocean Prospector       1,700'    Victory Class                GOM           Cold Stacked              -
-----------------------------------------------------------------------------------------------------------------
Ocean Endeavor         2,000'    Victory Class                GOM           Cold Stacked              -
-----------------------------------------------------------------------------------------------------------------
Ocean Concord          2,200'    F&G SS-2000                  GOM            Contracted      Energy Partners Ltd
-----------------------------------------------------------------------------------------------------------------
Ocean Lexington        2,200'    F&G SS-2000                  GOM            Contracted          Kerr McGee
-----------------------------------------------------------------------------------------------------------------
Ocean Saratoga         2,200'    F&G SS-2000                  GOM               Idle                  -
-----------------------------------------------------------------------------------------------------------------
Ocean Yorktown         2,850'    F&G SS-2000                 Brazil          Contracted             Shell
-----------------------------------------------------------------------------------------------------------------
Ocean Voyager          3,200'    Victory Class                GOM           Cold Stacked              -
-----------------------------------------------------------------------------------------------------------------
Ocean Yatzy            3,300'    DP DYVI Super Yatzy         Brazil          Contracted           Petrobras
-----------------------------------------------------------------------------------------------------------------
Ocean Worker           3,500'    F&G 9500 Enhanced Pacesetter GOM            Contracted           Spinnaker
-----------------------------------------------------------------------------------------------------------------
Ocean Quest            3,500'    Victory Class                GOM            Contracted            Murphy
-----------------------------------------------------------------------------------------------------------------
Ocean Winner           3,500'    Aker H-3                    Brazil          Contracted           Petrobras
-----------------------------------------------------------------------------------------------------------------
Ocean Alliance         5,000'    Alliance Class              Brazil          Contracted           Petrobras
-----------------------------------------------------------------------------------------------------------------
Ocean Star             5,500'    Victory Class                GOM            Contracted          Kerr McGee




                                       2

                      RATED
                      WATER
    RIG NAME          DEPTH         DESIGN                  LOCATION           STATUS            OPERATOR
-----------------------------------------------------------------------------------------------------------------
Ocean Victory          5,500'    Victory Class                GOM            Contracted         Amerada Hess
-----------------------------------------------------------------------------------------------------------------
Ocean America          5,500'    Ocean Odyssey                GOM            Contracted         Ocean Energy
-----------------------------------------------------------------------------------------------------------------
Ocean Valiant          5,500'    Ocean Odyssey                GOM             Shipyard                -
-----------------------------------------------------------------------------------------------------------------
Ocean Baroness         7,000'    Victory Class             Singapore          Shipyard                -
-----------------------------------------------------------------------------------------------------------------
Ocean Rover            7,000'    Victory Class             Singapore      Shipyard Upgrade            -
-----------------------------------------------------------------------------------------------------------------
Ocean Confidence       7,500'    DP Aker H-3.2 Modified       GOM            Contracted              BP
-----------------------------------------------------------------------------------------------------------------
Ocean Clipper          7,500'    DP Fluor/Mitsubishi         Brazil          Contracted           Petrobras
-----------------------------------------------------------------------------------------------------------------



NOTES:
DOTS = Diamond Offshore Team Solutions, Inc.
GOM = Gulf of Mexico





** TABLE CONTINUED **




    RIG NAME                CURRENT TERM               START DATE          ESTIMATED END DATE
--------------------------------------------------------------------------------------------------
Ocean Crusader            one well plus option      mid January 2003        mid February 2003
--------------------------------------------------------------------------------------------------
Ocean Drake                    12 months            late August 2002        late August 2003
--------------------------------------------------------------------------------------------------
Ocean Champion                     -                early August 2001               -
--------------------------------------------------------------------------------------------------
Ocean Columbia                     -                mid January 2003                -
--------------------------------------------------------------------------------------------------
Ocean Sovereign                    -                mid January 2003        late May 2003
--------------------------------------------------------------------------------------------------
Ocean Heritage          12 month term program,      late December 2002      mid September 2003
                        assumes last ten months
                         after Ocean Sovereign
                          completed first two
                              months
--------------------------------------------------------------------------------------------------
Ocean Spartan                      -                late December 2002               -
--------------------------------------------------------------------------------------------------
Ocean Spur                      one well            late November 2002      late January 2003
--------------------------------------------------------------------------------------------------
Ocean King              90-day extension plus       early August 2002       late April 2003
                               option
--------------------------------------------------------------------------------------------------
Ocean Nugget                    one well            mid January 2003        early March 2003
--------------------------------------------------------------------------------------------------
Ocean Summit              first of three wells      early January 2003      mid March 2003
--------------------------------------------------------------------------------------------------
Ocean Warwick                   one year            early January 2002      early February 2003
--------------------------------------------------------------------------------------------------
Ocean Titan                     one well            early October 2002      late February 2003
--------------------------------------------------------------------------------------------------
Ocean Tower                        -                mid August 2002         late March 2003
--------------------------------------------------------------------------------------------------
Ocean Liberator                    -                late November 2002              -
--------------------------------------------------------------------------------------------------
Ocean Century                      -                      1998                      -
--------------------------------------------------------------------------------------------------
Ocean Ambassador          one well plus option      mid December 2002       early February 2003
--------------------------------------------------------------------------------------------------
Ocean Nomad             first option well plus      late January 2003       early April 2003
                              option
--------------------------------------------------------------------------------------------------
Ocean New Era                      -                late October 2001                -




                                       1


    RIG NAME                CURRENT TERM               START DATE          ESTIMATED END DATE
--------------------------------------------------------------------------------------------------
Ocean Bounty              one well plus option      late January 2003       late February 2003
--------------------------------------------------------------------------------------------------
Ocean Guardian              special survey          early January 2003      mid February 2003
--------------------------------------------------------------------------------------------------
Ocean Princess          maintenance projects and    early October 2002      mid April 2003
                            crane upgrade
--------------------------------------------------------------------------------------------------
Ocean Whittington                  -                late September 2002               -
--------------------------------------------------------------------------------------------------
Ocean Vanguard          Bareboat - one additional   early January 2003      early May 2003
                           well plus options
--------------------------------------------------------------------------------------------------
Ocean Epoch                     one well            mid January 2003        early February 2003
--------------------------------------------------------------------------------------------------
Ocean General           two well program plus       mid May 2002            late January 2003
                         options plus demobe
--------------------------------------------------------------------------------------------------
Ocean Prospector                   -                      1998                      -
--------------------------------------------------------------------------------------------------
Ocean Endeavor                     -                early March 2002                -
--------------------------------------------------------------------------------------------------
Ocean Concord                   one well            late November 2002      early February 2003
--------------------------------------------------------------------------------------------------
Ocean Lexington                 one well            late December 2002      early February 2003
--------------------------------------------------------------------------------------------------
Ocean Saratoga                     -                mid January 2003                 -
--------------------------------------------------------------------------------------------------
Ocean Yorktown          15-well development plus    mid September 2001      late July 2003
                               options
--------------------------------------------------------------------------------------------------
Ocean Voyager                      -                early March 2002                -
--------------------------------------------------------------------------------------------------
Ocean Yatzy             five-year term plus option  early November 1998     early November 2003
--------------------------------------------------------------------------------------------------
Ocean Worker              one well plus option      mid November 2002       early February 2003
--------------------------------------------------------------------------------------------------
Ocean Quest             Swap to complete Valiant    early January 2003      late June 2003
                                contract
--------------------------------------------------------------------------------------------------
Ocean Winner               18-month extension       early July 2001         early February 2003
--------------------------------------------------------------------------------------------------
Ocean Alliance             four-year contract       early September 2000    early September 2004
--------------------------------------------------------------------------------------------------
Ocean Star                     two wells            mid September 2002      early March 2003




                                        2


    RIG NAME                CURRENT TERM               START DATE          ESTIMATED END DATE
--------------------------------------------------------------------------------------------------
Ocean Victory             one well plus option      early December 2002     early February 2003
--------------------------------------------------------------------------------------------------
Ocean America                   one well            mid October 2002        late March 2003
--------------------------------------------------------------------------------------------------
Ocean Valiant                special survey         early January 2003      mid February 2003
--------------------------------------------------------------------------------------------------
Ocean Baroness                  repairs             early December 2002     mid February 2003
--------------------------------------------------------------------------------------------------
Ocean Rover                        -                early January 2002      third quarter 2003
--------------------------------------------------------------------------------------------------
Ocean Confidence             five-year term         early January 2001      early January 2006
--------------------------------------------------------------------------------------------------
Ocean Clipper               three-year term         mid January 2000        early January 2003
--------------------------------------------------------------------------------------------------



NOTES:
DOTS = Diamond Offshore Team Solutions, Inc.
GOM = Gulf of Mexico






**TABLE CONTINUED **



                            DAYRATE
    RIG NAME             (IN THOUSANDS)  FUTURE CONTRACT AND OTHER INFORMATION
---------------------------------------------------------------------------------------------
Ocean Crusader             high teens    available.
---------------------------------------------------------------------------------------------
Ocean Drake                 low 20's     available.
---------------------------------------------------------------------------------------------
Ocean Champion                  -                                 -
---------------------------------------------------------------------------------------------
Ocean Columbia                  -        available.
---------------------------------------------------------------------------------------------
Ocean Sovereign                 -        available.
---------------------------------------------------------------------------------------------
Ocean Heritage             upper 40's    available.
---------------------------------------------------------------------------------------------
Ocean Spartan                   -        available.
---------------------------------------------------------------------------------------------
Ocean Spur                  mid 20's     available.
---------------------------------------------------------------------------------------------
Ocean King                 mid 20's      available.
---------------------------------------------------------------------------------------------
Ocean Nugget                mid 20's     available.
---------------------------------------------------------------------------------------------
Ocean Summit                mid 20's     available.
---------------------------------------------------------------------------------------------
Ocean Warwick               mid 20's     90 day extension with BP in mid 20's ending early
                                         April 2003.
---------------------------------------------------------------------------------------------
Ocean Titan                lower 20's    one well with Ridgelake Energy in upper 20's ending
                                         mid March 2003, followed by cantilever upgrade
                                         ending mid September 2003.
---------------------------------------------------------------------------------------------
Ocean Tower                     -        two wells with Ridgelake Energy in upper 20's ending
                                         late May 2003.
---------------------------------------------------------------------------------------------
Ocean Liberator                 -                                 -
---------------------------------------------------------------------------------------------
Ocean Century                   -                                 -
---------------------------------------------------------------------------------------------
Ocean Ambassador           lower 40's    available.
---------------------------------------------------------------------------------------------
Ocean Nomad                lower 40's    available.
---------------------------------------------------------------------------------------------
Ocean New Era                   -                                 -




                                        1

                            DAYRATE
    RIG NAME             (IN THOUSANDS)  FUTURE CONTRACT AND OTHER INFORMATION
---------------------------------------------------------------------------------------------
Ocean Bounty               lower 80's    demobe by Shell to Darwin in lower 70's ending early
                                         April 2003, followed by special survey ending late
                                         May 2003, followed by three well program with Inpex
                                         in Australia in lower 70's ending mid November 2003.
---------------------------------------------------------------------------------------------
Ocean Guardian                  -        available.
---------------------------------------------------------------------------------------------
Ocean Princess                  -        available.
---------------------------------------------------------------------------------------------
Ocean Whittington               -        available.
---------------------------------------------------------------------------------------------
Ocean Vanguard            lower 10's     available.
---------------------------------------------------------------------------------------------
Ocean Epoch               lower 70's     available.
---------------------------------------------------------------------------------------------
Ocean General             mid 60's       first of two option wells in upper 50's ending late
                                         April 2003.
---------------------------------------------------------------------------------------------
Ocean Prospector                -                                 -
---------------------------------------------------------------------------------------------
Ocean Endeavor                  -                                 -
---------------------------------------------------------------------------------------------
Ocean Concord              lower 40's    available.
---------------------------------------------------------------------------------------------
Ocean Lexington             mid 40's     available.
---------------------------------------------------------------------------------------------
Ocean Saratoga                  -        available.
---------------------------------------------------------------------------------------------
Ocean Yorktown              lower 60's   available.
---------------------------------------------------------------------------------------------
Ocean Voyager                   -                                 -
---------------------------------------------------------------------------------------------
Ocean Yatzy                   120's      available.
---------------------------------------------------------------------------------------------
Ocean Worker               lower 40's    available.
---------------------------------------------------------------------------------------------
Ocean Quest                lower 80's    available.

---------------------------------------------------------------------------------------------
Ocean Winner               lower 80's    one year extension in lower 60's with Petrobras
                                         ending early November 2003.
---------------------------------------------------------------------------------------------
Ocean Alliance                110's      available.
---------------------------------------------------------------------------------------------
Ocean Star                 upper 80's    nine month term work with Kerr McGee in mid 80's
                                         ending late November 2003.



                                        2

                            DAYRATE
    RIG NAME             (IN THOUSANDS)  FUTURE CONTRACT AND OTHER INFORMATION
---------------------------------------------------------------------------------------------
Ocean Victory               mid 60's     available.
---------------------------------------------------------------------------------------------
Ocean America              upper 60's    second well with Ocean Energy in mid 70's ending
                                         mid May 2003.
---------------------------------------------------------------------------------------------
Ocean Valiant                   -        available.
---------------------------------------------------------------------------------------------
Ocean Baroness                  -        available.
---------------------------------------------------------------------------------------------
Ocean Rover                     -        available.
---------------------------------------------------------------------------------------------
Ocean Confidence              170's      available.
---------------------------------------------------------------------------------------------
Ocean Clipper              lower 90's    one year extension in 100's with Petrobras ending
                                         early January 2004.
---------------------------------------------------------------------------------------------



NOTES:
DOTS = Diamond Offshore Team Solutions, Inc.
GOM = Gulf of Mexico








                                       3
** TABLE COMPLETE **